GALAXY GAMING, INC.

6480 Cameron Street Suite 305

Las Vegas, Nevada 89118

(702) 939-3254

www.galaxygaming.com

Effective August 30, 2024, Gavin Isaacs will Resign from the Board of Directors of Galaxy Gaming, Inc. to pursue other opportunities

LAS VEGAS, August 12, 2024 (GLOBE NEWSWIRE) -- Galaxy Gaming, Inc. (OTCQB: GLXZ), a developer and distributor of casino table games, enhanced systems for land-based casinos and iGaming content, announced today that Gavin Isaacs, a member of the Company’s Board of Directors since June of 2019, announced his intention to resign from the Board of Directors effective August 30, 2024. The Company will not immediately fill his position, and will consider filling the position in the coming months.

“Gavin has been a great asset to the Galaxy Board, and we will miss his presence and sage advice,” stated Mark Lipparelli, Chairman of Galaxy’s Board of Directors. “He has been an integral part of our success and the Company’s growth over his more than five years as a member of the Board. We have made great progress over that time in positioning the Company to pursue many exciting and new opportunities, and Gavin has been a significant contributor to that progress. We thank him for his tremendous insights and expertise, and we wish him the best in his future endeavors with Entain, and anywhere beyond that his journey may take him.”

Forward-Looking Statements

Some of the information contained in this press release includes forward-looking statements In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “might,” “expect,” “intend,” "target," “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only predictions. We have based these forward-looking statements on our current expectations, assumptions and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, risks related to the proposed Merger with Evolution, including that the Merger may not be consummated at all or in the anticipated timeframe; restrictions on our business during the pendency of the Merger that could affect our ability to pursue business opportunities or strategic transactions; uncertainties relating to the pendency of the Merger relating to our relationships with our employees and our customers, vendors and partners; that the Merger Agreement may be terminated in circumstances that require us to pay a termination fee; significant transaction costs; and the risk of litigation and/or regulatory actions related to the proposed Merger; the ability of Galaxy Gaming to enter and maintain strategic alliances, product placements or installations in land based casinos or grow its iGaming business, garner new market share, secure licenses in new jurisdictions or maintain existing licenses, successfully develop or acquire and sell proprietary products, comply with regulations, including changes in gaming related and non-gaming related statutes and regulations that affect the revenues of our customers in land-based casino and, online casino markets, have its games approved by relevant jurisdictions, unfavorable economic conditions in the US and worldwide, our level of indebtedness, restrictions and covenants in our loan agreement, dependence on major customers, protection of intellectual property and our ability to license the intellectual property rights of third parties, failure to maintain the integrity of our information technology systems, including without limitation, cyber-attacks or other failures in our telecommunications or information technology systems, or those of our collaborators, third-party logistics providers, distributors or other contractors or consultants, could result in information theft, data corruption and significant disruption of our business, and other factors. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

About Galaxy Gaming

Headquartered in Las Vegas, Nevada, Galaxy Gaming (galaxygaming.com) develops and distributes innovative games, bonusing systems, and technology solutions to physical and online casinos worldwide. Galaxy Gaming offers games proven to perform developed by gaming experts and backed by the highest level of customer support. Galaxy Gaming Digital is the world’s leading licensor of proprietary table games to the online gaming industry. Galaxy Gaming has 131 licenses worldwide, including licenses in 28 U.S. states.